                                                                    Exhibit 10.3

                             SUBSCRIPTION AGREEMENT


                                         Dated: November 28, 2000



AMN Holdings, Inc.
12235 El Camino Real
Suite 200
San Diego, CA 92130

Gentlemen:

                  1. The undersigned hereby subscribes for 13,538.5 shares of Common Stock, par value of One Cent ($.01) a share, of AMN Holdings, Inc., a Delaware corporation (the "Corporation"). Payment therefor will be made in cash for an aggregate consideration of $4,440,000.

                  2. The shares subscribed for hereunder (the "Shares"), when issued, shall be fully paid and non-assessable and the certificates therefor shall so state.

                  3. The undersigned hereby:

                           3.1 represents and warrants that the undersigned has
such knowledge and experience in financial and business matters that the undersigned is capable of utilizing the information that is available to the undersigned concerning the Corporation to evaluate the risks of investment in the Corporation;

                           3.2 acknowledges that the undersigned has been
advised that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and, accordingly, that the undersigned may not be able to sell or otherwise dispose of the Shares when the undersigned wishes to do so;

                           3.3 represents and warrants that the Shares are being
purchased by the undersigned for the undersigned's own sole benefit and account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof;

                           3.4 agrees that the Shares will not be resold (a)
without registration thereof under the Act (unless an exemption from such registration is available) or (b) in violation of any law;

                           3.5 consents that the certificate or certificates
representing the Shares may be impressed with a legend indicating that the Shares are not registered under the Act and reciting that transfer thereof is restricted; and

                           3.6 consents that stop transfer instructions in
respect of the Shares may be issued to any transfer agent, transfer clerk or other agent at any time acting for the Corporation.

                              Very truly yours,

                              BANCAMERICA CAPITAL INVESTORS SBIC I,
                              L.P.


                              By: /s/ BancAmerica Capital Investors SBIC I, L.P.
                                  ----------------------------------------------
                                  Name:
                                  Title:


Accepted:  As of November 28, 2000

AMN HOLDINGS, INC.


By:/s/ Steven C. Francis
   ----------------------------------
   Name:  Steven C. Francis
   Title: President